                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


       Date of Report (Date of Earliest Event Reported):   May 31, 2000


                        COPLEY PENSION PROPERTIES VII;
                       A REAL ESTATE LIMITED PARTNERSHIP
            (Exact name of registrant as specified in its charter)


                                 Massachusetts
                (State or Other Jurisdiction of Incorporation)


              0-20126                                04-3035851
     (Commission File Number)           (IRS Employer Identification No.)


          225 Franklin Street, 25th Floor
                     Boston, MA                          02110
     (Address of principal executive offices)          (Zip Code)

                                (617) 261-9000
              Registrant's Telephone Number, Including Area Code


                                Not Applicable
         (Former Name or Former Address, if Changed Since Last Report)

Item 2.   Acquisition or Disposition of Assets.
-----------------------------------------------

     Copley Pension Properties VII; A Real Estate Limited Partnership (the "Partnership") owns a 75% partnership interest in South Bay/Copley VII Associates (the "Joint Venture"), a California general partnership organized to own real property. The remaining 25% is owned by South Bay Construction and Development Inc., a California corporation. On May 31, 2000, the Joint Venture sold its property located at 1539 & 1545 Parkmoor Avenue, San Jose, California to an unaffiliated third party (the "Buyer") for gross proceeds of $11,725,000. The selling price was determined by arm's length negotiations between the Joint Venture and the Buyer. The Partnership received net proceeds of approximately $10,978,000, representing a return of capital and accrued priority return totaling approximately $9,868,000, and its 75% share of residual proceeds of approximately $1,110,000. The Partnership recognized a gain of approximately $2,617,000.


Item 7.   Financial Statements and Exhibits.
--------------------------------------------

     In connection with the disposition of the asset discussed in Item 2 above, pro forma financial statements are presented below. The pro forma balance sheet is presented as of March 31, 2000 (Exhibit A). The pro forma income statements are presented for the fiscal year ended December 31, 1999 (Exhibit B) and the three month period ended March 31, 2000 (Exhibit C).

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  June 13, 2000               COPLEY PENSION PROPERTIES VII;
                                   A REAL ESTATE LIMITED PARTNERSHIP
                                             (Registrant)


                                   By:  Seventh Copley Corp.,
                                        Managing General Partner


                                   By: /s/  Alison Husid Cutler
                                   ---------------------------------
                                   Name:   Alison Husid Cutler
                                   Title:  President, Chief Executive
                                   Officer and Director

Copley Pension Properties VII                                                 EXHIBIT A
A Real Estate Limited Partnership
Pro Forma Balance Sheet
March 31, 2000
Unaudited

                                                                              Pro Forma                March 31, 2000
                                                     March 31, 2000           Adjustment                 Pro Forma
                                                    ----------------       ----------------          ------------------
ASSETS

Joint Venture                                           $   801,295           $          0                  $   801,295
Property, net                                             2,392,956                      0                    2,392,956

Joint venture, held for disposition, net                  8,010,353            ($8,010,353) (a)                       0

Cash and cash equivalents                                 3,667,472             10,978,885  (a)              14,646,357
                                                    ---------------        ---------------           ------------------

                                                        $14,872,076           $  2,968,532                  $17,840,608
                                                    ===============        ===============           ==================

LIABILITIES AND PARTNERS' CAPITAL

Accounts payable                                        $    57,865           $          0                  $    57,865
Accrued management fee                                       31,021                      0                       31,021
Deferred disposition fees                                 1,033,108                351,750  (b)               1,384,858
                                                    ---------------        ---------------           ------------------
Total liabilities                                         1,121,994                351,750                    1,473,744
                                                    ---------------        ---------------           ------------------

Partners' capital (deficit):
      Limited partners ($454.22 per unit;
        160,000 units authorized, 42,076
        units issued and outstanding)                    13,746,095              2,590,614  (a)              16,336,709
      General partners                                        3,987                 26,168  (a)                  30,155
                                                    ---------------        ---------------           ------------------

Total partners' capital                                  13,750,082              2,616,782                   16,366,864
                                                    ---------------        ---------------           ------------------
                                                        $14,872,076           $  2,968,532                  $17,840,608
                                                    ===============        ===============           ==================

Copley Pension Properties VII                                                 EXHIBIT B
A Real Estate Limited Partnership
Pro Forma Income Statement
Year Ended December 31, 1999
Unaudited
                                                                                                         Year Ended
                                                        Year Ended            Pro Forma              December 31, 1999
                                                    December 31, 1999        Adjustment                  Pro Forma
                                                    -----------------      ---------------           ------------------
Investment Activity

Property rentals                                        $   937,404           $          0                  $   937,404
Property operating expenses                                (265,271)                     0                     (265,271)
Depreciation and amortization                               (90,317)                 4,200  (c)                 (86,117)
                                                    ---------------        ---------------           ------------------
                                                            581,816                  4,200                      586,016

Equity in joint venture earnings                          1,075,117             (1,017,944) (c)                  57,173
                                                    ---------------        ---------------           ------------------

     Total real estate operations                         1,656,933             (1,013,744)                     643,189

Gain on sale of property                                  3,287,303                      0                    3,287,303
                                                    ---------------        ---------------           ------------------

     Total real estate activity                           4,944,236             (1,013,744)                   3,930,492

Interest on cash equivalents and short term
 investments                                                262,609                      0                      262,609
                                                    ---------------        ---------------           ------------------

     Total investment activity                            5,206,845             (1,013,744)                   4,193,101

Portfolio Expenses

Management fee                                              158,173                (96,906) (f)                  61,267
General and administrative                                  177,261                 (6,000) (g)                 171,261
                                                    ---------------        ---------------           ------------------
                                                            335,434               (102,906)                     232,528
                                                    ---------------        ---------------           ------------------

Net income (loss)                                       $ 4,871,411              ($910,838)                 $ 3,960,573
                                                    ===============        ===============           ==================

Net income (loss) per limited partnership unit              $114.62                ($21.43) (d)                  $93.19
                                                    ===============        ===============           ==================

Number of limited partnership units
  outstanding during the year                                42,076                 42,076                       42,076
                                                    ===============        ===============           ==================

Copley Pension Properties VII                                                 EXHIBIT C
A Real Estate Limited Partnership
Pro Forma Income Statement
Three Months Ended March 31, 2000
Unaudited

                                                                                                     Three Months Ended
                                                    Three Months Ended        Pro Forma                March 31, 2000
                                                      March 31, 2000         Adjustment                   Pro Forma
                                                    ------------------     ---------------           ------------------
Investment Activity

Property rentals                                        $   127,324           $          0                  $   127,324
Property operating expenses                                 (51,425)                     0                      (51,425)
Depreciation and amortization                               (35,644)                     0                      (35,644)
                                                    ---------------        ---------------           ------------------
                                                             40,255                      0                       40,255

Joint venture earnings                                      233,891               (252,635) (e)                 (18,744)
                                                    ---------------        ---------------           ------------------

     Total real estate activity                             274,146               (252,635)                      21,511

Interest on cash equivalents and short term
 investments                                                 51,126                      0                       51,126
                                                    ---------------        ---------------           ------------------

     Total investment activity                              325,272               (252,635)                      72,637

Portfolio Expenses

Management fee                                               31,021                (30,200) (f)                     821
General and administrative                                   45,700                      0                       45,700
                                                    ---------------        ---------------           ------------------
                                                             76,721                (30,200)                      46,521
                                                    ---------------        ---------------           ------------------

Net income (loss)                                       $   248,551              ($222,435)                 $    26,116
                                                    ===============        ===============           ==================

Net income (loss) per limited partnership unit                $5.85                 ($5.23) (d)                   $0.62
                                                    ===============        ===============           ==================

Number of limited partnership units
  outstanding during the period                              42,076                 42,076                       42,076
                                                    ===============        ===============           ==================

Pro Forma Financial Statement Footnotes:

(a) Disposition of asset as discussed in Item 2 herein and allocation of the gain to the Partners on such disposition.

(b) Disposition fee incurred in connection with the disposition of the asset discussed in Item 2 herein.

(c) Removal of 1999 operating activity related to the disposed asset discussed in Item 2 herein.

(d) Calculation of net loss per limited partnership unit after the removal of operating activity related to the disposed asset discussed in Item 2 herein.

(e) Removal of 2000 year-to-date operating activity related to the disposed asset discussed in Item 2 herein.

(f) Removal of management fees based on distributions received during the pro forma period from the disposed asset discussed in Item 2 herein.

(g) Removal of appraisal fees incurred during the pro forma period for the disposed asset discussed in Item 2 herein.